SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      NOVEMBER 1, 1996


                              LOGIPHONE GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE              33-19324                        75-0223079
(STATE OF OTHER JURIS-          (COMMISSION                    (IRS EMPLOYER
DICTION OF INCORPORATION)       FILE NUMBER)                 IDENTIFICATION NO.)




607 WEST BROADWAY, SUITE 247, FAIRFIELD, IOWA                             52556
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (515)469-3044






STAR RESOURCES, INC.
5420 LBJ FREEWAY, SUITE 540
DALLAS, TEXAS   75240
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CORPDAL:58202.1  26308-00002
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



         The cover page of the Form 8-K incorrectly reflected the address and telephone number of Logiphone Group, Inc. The cover page of this Form 8-K/A correctly sets forth this information.


CORPDAL:58202.1  26308-00002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          LOGIPHONE GROUP, INC.
                                          (formerly Star Resources, Inc.)



Date:  November 20, 1996                  By:/s/ Ronald D. Gardner
                                             ---------------------
                                             Ronald D. Gardner, President




CORPDAL:58202.1  26308-00002
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